SCANA Analyst Presentation
May 2008
Bill Timmerman
Chairman, President & CEO
Jimmy Addison   Kevin Marsh
 Senior Vice President & CFO President - South Carolina Electric & Gas

UTILITY SERVICE AREAS
Electric & Natural Gas
As of 3/31/08
Electric Operations
• 643,000 customers in SC
• 2.1% projected annual customer
 growth
• 23 generating facilities
• 5,745 MW generating capability
• 3,200 miles transmission lines
Natural Gas Operations
• 1.2 million customers
• 2.3% projected annual customer
 growth
• 2,500 miles transmission pipeline
• 25,000 miles distribution pipeline
Electric & Natural Gas
Natural Gas Pipeline System
Natural Gas Only
•Asheville
•Raleigh
•Columbia
•Charleston
•Savannah/Hilton Head
•Augusta
•Atlanta

•Charlotte

SCANA Financial Overview:
$10.2B in assets (YE ’07)
$4.6B in annual revenues (2007)
Dividend Yield 4.2% (2007)
$4.7B market capitalization (April 30, 2008)
Assets and earnings are primarily from regulated businesses.
ASSETS & EARNINGS
Regulated Subsidiaries
South Carolina Electric & Gas
 -GENCO
 -Fuel Co.
PSNC Energy
Carolina Gas Transmission
Non-Regulated Subsidiaries
SCANA Energy - Georgia
SCANA Energy Marketing
SCANA Communications
ServiceCare
2
Total Assets - 12/31/07
2007 Earnings Per Share
Regulated
Non-Regulated
8%
92%
11%
89%

2003
2004
2005
2006
2007
2008
6-Year
Avg. Annual
Growth
Dividends Declared
Per Share
$1.38
$1.46
$1.56
$1.68
$1.76
$1.84*
6.0%
*Indicated annual rate
EARNINGS & DIVIDENDS
Dividend History
Increased annual cash dividend 9 consecutive
years and in 54 of last 56 years
Long-term Earnings Drivers:
• Normal weather in utility
 service areas
• Continued strong regional
 customer growth
• Additions to rate base
 - Growth
 - Environmental
 - New Generation
• Supportive regulatory
 environment
• Sustained profitability of
 non-regulated businesses
• Continue effective O&M
 cost controls
• Not M&A dependent
2007 Earnings:
• $ 2.74 per Share
2008 Earnings Guidance:
• $2.90-$3.05 per share
Common Dividends
Dividend Policy:
To increase the annual cash dividend at a rate that reflects the earnings growth in the Company’s businesses, while maintaining a payout ratio of 55-60%
Earnings Goal:
To increase EPS by an average of 4-6% annually over the next 3-5 years

Q1 2008 EARNINGS
Company First Quarter
  2008  2007
SC Electric & Gas $ .51 $ .32
PSNC Energy  .24  .23
Carolina Gas Transmission   .02  .02
SCANA Energy-Georgia   .19  .16
Corporate and Other Non-regulated, Net      (.02)  -
 Earnings per Share $ .94 $ .73
Earnings Variance - Q1 2008
 First Quarter
2007 Basic & Diluted Earnings Per Share $ .73
Variances:
Electric Margin  .16
Natural Gas Margin   .07
Operation & Maintenance Expense    (.02)
Property Taxes   (.01)
Other  .01
 Variance in Earnings per Share  .21
2008 Basic & Diluted Earnings Per Share $ .94
 2008 Earnings Drivers:
• Normal weather in utility service
 areas
• Maintain historic customer
 growth
• Regional economic growth
• Supportive regulation
• Continue effective cost controls
• Increasing profitability of non-
 regulated businesses
• Rate base additions @ SCE&G
 & PSNC Energy

SCE&G:
2008
2009
2010
3-Year
Total
Environmental
280
94
28
402
New Generating Capacity - 2011 Peakers
-
-
98
98
 - New Nuclear*
183
470
643
1,296
Other Electric
339
345
313
997
Gas
65
61
67
193
Common/Other
13
11
7
31
Total SCE&G (Includes Genco)
880
981
1,156
3,017
PSNC Energy
85
80
81
246
Other Companies Combined
81
81
44
206
Cash Requirements for Construction
1,046
1,142
1,281
3,469
Nuclear Fuel
6
27
74
107
 Total SCANA
1,052
1,169
1,355
3,576
* Updated to reflect expectations of EPC contract
CAPEX FORECAST
Growing Rate Base:
• Increase in 3-year CAPEX driven by:
 − System Expansion
 − Environmental Upgrades
 − New Nuclear
• Includes normal CAPEX of
 approximately $500MM-$600MM
 annually
• CAPEX historically included in rates
 on a timely basis
• Regulatory mechanisms:
 −Rate Stabilization Act (RSA) @
  SCE&G Gas
 −Base Load Review Act (BLRA) for
  New Nuclear
PROJECTIONS FOR CAPITAL EXPENDITURES (CAPEX), NET OF AFC (Millions of $)

As of 3/31/08
Long-Term Debt:
• From 2002-2006, the Company
 redeemed $1.2B and refinanced
 $925MM of debt
• 6.0% consolidated WAC LTD
• 100% fixed
• 14 years average maturity
• Single ‘A’ senior secured LTD
 credit ratings, stable outlook
•Short-Term Debt:
• Commercial paper programs
 backed 100% by LOC
• $1.1B total committed LOC
 LOC 100% available at 4/30/08
• ‘P-2’ / ‘A-2’ credit ratings, stable /
 negative outlook
Equity:
• $45MM-$50MM SPSP/SIPP new
 issue in 2008, $90MM per year
 through forecast period
LIQUIDITY
Financing Strategy:
To sustain consolidated and subsidiary financial ratios throughout the new nuclear construction cycle warranting investment grade ratings
2008 Financings:
Long-Term Debt (used to repay short-term debt &/or refinance maturities):
SCE&G - January 2008 $250MM FMB
SCANA - March 2008 $250MM MTN
Additional financings for pollution control facilities & new nuclear - TBD
Equity:
New issues via Shareholder Profit Sharing Plans and Investor Plus Plans
beginning July 2008
2009-2010 Financings:
Comprehensive financing strategy to be provided when the EPC contract is finalized

Recent Regulatory Actions:
SUPPORTIVE REGULATORY ENVIRONMENT
Fair & Balanced Regulation:
• Settlements reached in ALL
 proceedings since 2005
• WNA in SC & NC minimizes
 fluctuations in gas margin due
 to abnormal weather
• Customer Utilization Tracker (de
 -coupler) pending @ PSNC
• Electric fuel adjustment clause
 & PGA reviewed at least
 annually - full pass through
 PSNC SCE&G Gas SCE&G Electric
Jan. 2008 *  _   $76.9MM
Nov. 2007 _  $4.5MM (RSA) _
Nov. 2006  $15MM $17MM (RSA) _
Nov. 2005 _  $23MM                         _
Jan. 2005 _ _ $41MM
Jan. 2003 _  _ $71MM
WNA
Fuel/PGA
(full pass through)
✓*
N/A
✓
✓
✓
✓
2.6% 3.3%
 5.7%
  0.9%
2.9%
5.8%
 4.4%
*Retail natural gas rate case filed 3/31/08, new rates expected by 11/08.

Actual
ROE
Regulatory
Actions
Equity
Ratio*
Rate Base
(Millions of $)
SCE&G - Retail Electric
9.03%
(1)
54.55%
$4,328
SCE&G - Retail Gas
9.12%
(2)
54.55%
$384
PSNC Energy - Retail Gas
8.82%
(3)
53.75%
$693
CGTC - Gas Transmission
12.7%
50.00%
$167
RATE OF RETURN - 2007
Authorized Returns:
• SCE&G retail electric ROE 11%
• SCE&G retail natural gas - RSA
 with 10.25% ROE
 (banded @ 9.75% - 10.75%)
• PSNC retail natural gas
 authorized ROE not disclosed
 in latest rate case - Nov ’06
• CGTC - FERC authorized ROE
 of 12.7%
*As of 12/31/07
(1) New base rates enacted 1/08
(2) New base rates enacted 11/07
(3) In March 2008, PSNC filed a 3% ($21.4 MM) retail natural gas base rate increase request with the NCUC

NEW NUCLEAR

Capacity Range For Retail Load
Megawatts
7500
7000
6500
6000
5500
5000
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
12% Reserves
18% Reserves
Capacity

Reserve Margin:
• Need 500 MW base load
 generation by 2016
Nuclear Generation:
• Prior nuclear experience @
 VC Summer
• Competitive capital &
 operating costs
• Lowest projected fuel cost
• Least environmental impact
• Expansion @ VC Summer
 site
• Solid public & regulatory
 support in SC
• Joint Ownership with
 Santee Cooper
THE NEED FOR NEW GENERATION

Major Considerations:
- Net cost to customers
- Environmental - CO2, SO2, NOx, Hg
- Economic development
- Fuel diversity
- Age of existing plants
Nuclear
Coal
Gas
Hydro
GENERATION OPTIONS
SCANA’S Current Fuel Mix:

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2007
2016
2019
Hydro
Gas
Nuclear
Coal

 14% 13% 11%
 30% 27% 25%
 11% 20% 27%
 45% 40% 37%
2007 2016 2019
SYSTEM FUEL DIVERSITY
(BY CAPACITY)

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2007
2016
2019
Hydro
Gas
Nuclear
Coal

SYSTEM DISPATCH
(BY FUEL)
2007
2016
2019
 5%
 4%
 4%
12%
 7%
 4%
18%
33%
46%
65%
56%
46%

22
21
20
19
18
17
16
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
CO2(MMtons)

2005 first year
Jasper
1999 Cope impact
PROJECTED SYSTEM CARBON EMISSIONS
(MILLIONS OF TONS)

NUCLEAR INFRASTRUCTURE IN SOUTH CAROLINA
• Barnwell low level waste facility available only to SC, CT & NJ
• Savannah River Site
• Westinghouse Nuclear fuels plant
• Naval Nuclear Power Training Command in Charleston
• 7 Commercial reactors in SC
• 3RD National ranking in nuclear capacity
• Greater than 50% nuclear capacity

NUCLEAR ENERGY IN SOUTH CAROLINA
DEMONSTRATED NUCLEAR SUCCESS AT VC SUMMER UNIT 1
•Successful operation for over 25 years
•Consistently high NRC and INPO ratings
STABLE REGULATORY CLIMATE
•BLRA - Recovery of financing cost
•Excellent reputation with regulatory agencies
•Santee-Cooper affiliation with state
•Nuclear Advisory Council appointed by governor
•Positive support by US Congressional delegation

NUCLEAR ENERGY IN SOUTH CAROLINA
US Rep. John Spratt (D-SC) - April 1, 2008
“V.C. Summer plant has proven its value, as a generator of electricity and as a good corporate citizen.
I am glad to see its owners, SCE&G and Santee-Cooper, move one step closer to the construction of a new reactor. Nuclear power now supplies half our electricity in South Carolina, and its role is essential for our future if we are to meet the demand for electricity while diminishing carbon emissions.”
US Senator Lindsey Graham (R-SC) - March 31, 2008
“I’m very pleased and excited to hear SCE&G and Santee Cooper have applied to construct and operate two new nuclear power plants in South Carolina. The additional use of nuclear power is one of the major steps we must take to become more energy independent as a nation. The benefits of nuclear power are clear: It is reliable, efficient, and safe.  It helps lessen our dependence on foreign oil. It is an environmentally-friendly energy source which does not pollute our air or produce carbon emissions.
“I strongly support this application. Construction and operation of new nuclear power plants will provide South Carolina with abundant, affordable power for decades to come.”

UTILITY INFRASTRUCTURE INVESTMENT ACT
* Letter of Intent filed with
 SCPSC on March 31, 2008
Key Provisions:
• Up-front prudence
• Annual rate adjustments
 providing cash return
 on CWIP
• Forecasted operations
 costs when operational
Base Load Review (BLR):
The Act, which became law in South Carolina in May 2007, provides for the recovery of prudently incurred capital and operating costs associated with new nuclear or coal-fired base load electric generating facilities larger than 350 megawatts. As long as the plant is constructed in accordance with the schedules, estimates and projections set forth in the approved application, the utility will be allowed to file revised rates with the Commission annually to recover on-going construction financing costs, for the nuclear plants only.

BASE LOAD REVIEW PROCESS
Hypothetical Timeline
Initial Rates & Prudence:
• Base Load Review
 Application (BLRA)
 -incorporates siting
 -contracts finalized
 -return on Nuclear CWIP
 -order within 9 months
Initial
Filing
Notice
Mar, ‘08
Filing
May
Oct.
Hearing
Decision
&
New Rates
Feb. ‘09
Discovery
Annual
Filings
Filing
New
Rates
Filing
New
Rates
Filing
New
Rates
May ‘09
Oct. ‘09
May ‘10
Oct. ‘10
May ‘14
Oct. ‘14
Final
Filing
Sep. ‘15
Apr. ‘16
Includes budgeted costs
for production:
 •O&M
 •Depreciation
 •Property Taxes
 •Etc.
19
Subsequent Rate:
• Annual Revised Rate
 Adjustments (RRA)
 -CWIP balance through
  filing date
 -order within 5 months
Final Filing:
• Includes budgeted
 operational costs:
 -O&M
 -Depreciation
 -Property taxes
 -Etc.

SUMMARY
•  Strategic growth plan focused on retail markets in Southeast
•  Primarily regulated businesses contribute to low-risk profile
•  Additional CAPEX supports system growth, environmental mandates and new generation
•  Nuclear generation currently most cost effective - final decision in 2010
•  Supportive regulatory environment in all jurisdictions
•  Strong liquidity position
•  Low risk, profitable non-regulated businesses

SAFE HARBOR STATEMENT
Statements included in this presentation which are not
statements of historical fact are intended to be, and are hereby identified as, “forward-looking statements” for purposes of
Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as
amended. Forward-looking statements include, but are not
limited to, statements concerning key earnings drivers,
customer growth, environmental regulations and expenditures, leverage ratio, projections for pension fund contributions,
financing activities, access to sources of capital, impacts of the adoption of new accounting rules, estimated construction and other expenditures and factors affecting the availability of synthetic fuel tax credits. In some cases, forward-looking
statements can be identified by terminology such as “may,”
“will,” “could,” “should,” “expects,” “plans,” “anticipates,”
“believes,” “estimates,” “projects,” “predicts,” “potential” or
“continue” or the negative of these terms or other similar
terminology. Readers are cautioned that any such forward-
looking statements are not guarantees of future performance
and involve a number of risks and uncertainties, and that actual results could differ materially from those indicated by such forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, but are not limited to, the following: (1) the information is of a preliminary nature and may be subject to further and/or continuing review and adjustment;
(2) regulatory actions, particularly changes in rate regulation and environmental regulations; (3) current and future litigation;
(4) changes in the economy, especially in areas served by
subsidiaries of SCANA Corporation (SCANA); (5) the impact of competition from other energy suppliers, including competition from alternate fuels in industrial interruptible markets; (6) growth opportunities for SCANA’s regulated and diversified
subsidiaries; (7) the results of financing efforts; (8) changes in
SCANA’s or its subsidiaries’ accounting rules and accounting policies; (9) the effects of weather, including drought, especially in areas where the Company’s generation and transmission
facilities are located and in areas served by SCANA's
subsidiaries; (10) payment by counterparties as and when due;
(11) the results of efforts to license, site and construct facilities for baseload electric generation; (12) the availability of fuels such as coal, natural gas and enriched uranium used to produce electricity; the availability of purchased power and natural gas for distribution; the level and volatility of future market prices for such fuels and purchased power; and the ability to recover the costs for such fuels and purchased power; (13) performance of
SCANA’s pension plan assets; (14) inflation; (15) compliance with regulations; and (16) the other risks and uncertainties described from time to time in the periodic reports filed by
SCANA or South Carolina Electric & Gas Company (SCE&G)
with the United States Securities and Exchange Commission
(SEC). The Company disclaims any obligation to update any
forward-looking statements.
Questions ???

Analyst Presentation - May 2008